UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah		84060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2006, Nutraceutical International Corporation announced that it had amended its January 2002 revolving credit facility.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

10.8                           First Amendment to Credit Agreement dated as of September 7, 2006 among Nutraceutical and its lenders

99.1                           Press release issued by Nutraceutical dated September 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/S/ LESLIE M. BROWN, JR.
Date: September 7, 2006		Leslie M. Brown, Jr.
Senior Vice President, Finance, Chief Financial Officer and
Assistant Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.8	First Amendment to Credit Agreement dated as of September 7, 2006 among Nutraceutical and its lenders

99.1	Press release issued by Nutraceutical dated September 7, 2006